Exhibit 99.1
Unaudited
Mid-Quarter Update to Financial Supplement
November 30, 2005
Table of Contents

REVIEW OF FINANCIAL TRENDS	3
CONSOLIDATED SELECTED AVERAGE BALANCES	5
CAPITALIZATION	6
FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS	6
CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES PERFORMANCE MEASURES	7
ASSET MANAGEMENT PERFORMANCE MEASURES	8
MORTGAGE BANKING STATISTICS	8
FIRST FRANKLIN ORIGINATION AND PORTFOLIO STATISTICS	9

Table of Contents (continued)
Mid-Quarter Update to Financial Supplement
SUMMARY OF PRESENTATION CHANGES

Presentation changes made to this Mid-Quarter Update to Financial Supplement are as follows:
Home Equity Lines of Credit reclassification
During November 2005, the Corporation reclassified $168 million of net deferred origination costs from other liabilities to home equity lines of credit. Prior period financial information has been updated to reflect this reclassification. The specific line items affected by the reclassification are noted with an asterisk (*).
First Franklin reclassification
During November 2005, the Corporation reclassified certain SFAS 91 expenses from third-party services and salaries, benefits, and other personnel expenses to mortgage banking revenue. Prior period financial information has been updated to reflect this reclassification. The specific line items affected by the reclassification are noted with a double asterisk (**).
Consolidated Selected Average Balances — page 5
Interest bearing home equity lines of credit custodial balances have been added to the memo section.

National City Corporation
Review of Financial Trends
This review contains forward-looking statements. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance, nor should they be relied upon as representing management’s views as of any subsequent date. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. Although management believes the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include, without limitation, the Corporation’s ability to effectively execute its business plans; changes in general economic and financial market conditions; changes in interest rates; changes in the competitive environment; continuing consolidation in the financial services industry; new litigation or changes in existing litigation; losses, customer bankruptcy, claims and assessments; changes in banking regulations or other regulatory or legislative requirements affecting the Corporation’s business; and changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies. Additional information concerning factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements is available in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2004, and subsequent filings with the United States Securities and Exchange Commission (SEC). Copies of these filings are available at no cost on the SEC’s Web site at www.sec.gov or on the Corporation’s Web site at www.NationalCity.com. Management may elect to update forward-looking statements at some future point; however, it specifically disclaims any obligation to do so.
Earning Assets, Net Interest Margin, and Net Interest Income
Both earning assets and net interest margin are showing a slight decline through November. Commercial loan growth continues, but at a slower pace compared to earlier in the year. Asset-based lending, leasing, and commercial real estate are the main drivers of growth. The new business pipeline in the middle market is healthy, but payoffs and paydowns have caused overall volumes to be relatively flat. Growth in the consumer portfolio has slowed due to the decision to begin selling a portion of home equity production and to exit the indirect auto lending business. Deposit account acquisition trends remain favorable, and retail core deposit growth is expected to be comparable to that of the third quarter.
Noninterest Income and Expense
In November, the Corporation completed its first sale of $1.5 billion of home equity lines for a net gain of approximately $20 million. Formerly, all home equity originations were retained in portfolio. Mortgage servicing right (MSR) net hedging results were positive through the first two months of the quarter. National City Mortgage results for the fourth quarter on an operating basis are expected to be up modestly from the third quarter, aided by lower noninterest expenses. Gain-on-sale margins at First Franklin are running slightly below third quarter levels. In conjunction with the previously announced decision to exit the indirect retail auto lending business, management has reclassified that portfolio to held for sale or securitization and recorded a writedown of $27 million to estimated sale value. No other unusual fee income trends are evident.

On an operating basis, no unusual expense trends are evident in the quarter. As previously disclosed, non-interest expenses for the fourth quarter will include severance costs, lease terminations, and other charges associated with implementing the Best-in-Class program to enhance revenue growth and improve operating efficiency. These charges are expected to total between $60 million and $70 million. In addition, the Corporation has disposed of a portion of its bank stock fund investments, both by sale and through donations to its charitable foundation, resulting in incremental charitable contributions expense of $30 million in the fourth quarter, and securities gains of approximately $12 million.
Credit Quality
The change in bankruptcy laws which became effective in mid-October precipitated an unusually large number of personal bankruptcy filings in anticipation of that change. As a result, losses on unsecured consumer credit related to those specific filings increased in October and November. Management anticipates that losses on secured credits involved in these bankruptcies will be realized over the next several months, on the order of magnitude of $20 million to $30 million, and will provide for those losses in the fourth quarter. Commercial credit quality trends are stable to modestly improving.
Capital
In October and November, a total of 14.3 million shares were repurchased in the open market. Through December 9, an additional 217,000 shares were repurchased. Management intends to continue repurchasing shares, subject to market conditions and applicable laws and regulations, in the context of maintaining a tangible equity to tangible assets ratio of at least 6.5 percent.
Other
During the fourth quarter, the amortization of certain deferred loan origination fees and costs associated with home equity lines of credit was reclassified from card-related fees in noninterest income to interest income. The effect of the reclassification is to increase noninterest income and reduce net interest income by $79 million for the first nine months of 2005, with no effect on net income, and a reduction in reported net interest margin of approximately 10 basis points per quarter. All prior period amounts will be restated to conform to this new presentation.

Unaudited
National City Corporation
Mid-Quarter Update to Financial Supplement
CONSOLIDATED SELECTED AVERAGE BALANCES
($ in millions)

	November	October	September	August	July	June	May	April	March	February	January	December	November
	2005	2005	2005	2005	2005	2005	2005	2005	2005	2005	2005	2004	2004

ASSETS

Available for sale securities, at cost	$7,698	$7,478	$7,409	$7,447	$7,493	$7,582	$7,749	$7,907	$8,021	$8,130	$8,424	$8,832	$9,074

Portfolio loans:
Commercial	$27,586	$27,326	$27,437	$27,375	$27,467	$27,542	$27,226	$26,686	$26,042	$25,405	$25,198	$25,147	$25,171
Commercial construction	3,295	3,202	3,077	3,058	3,112	3,056	2,996	2,944	2,904	2,917	2,906	2,926	2,957
Real estate — commercial	12,064	12,138	12,036	12,142	12,027	11,758	11,727	11,863	11,906	12,274	12,217	12,063	11,976
Real estate — residential	32,809	32,882	33,459	33,872	33,278	32,096	31,585	31,329	30,920	30,330	30,277	30,743	30,551
Home equity lines of credit*	21,345	22,630	22,450	22,180	21,861	21,491	21,024	20,331	19,813	19,563	19,186	18,708	18,201
Credit card and other unsecured lines of credit	2,436	2,453	2,421	2,409	2,369	2,303	2,295	2,312	2,315	2,338	2,400	2,393	2,327
Other consumer	5,771	7,990	7,934	7,704	7,504	7,615	8,232	8,307	8,290	8,325	8,309	7,966	7,911

Total portfolio loans*	$105,306	$108,621	$108,814	$108,740	$107,618	$105,861	$105,085	$103,772	$102,190	$101,152	$100,493	$99,946	$99,094

Loans held for sale or securitization:
Commercial	$33	$27	$17	$25	$12	$9	$20	$9	$9	$17	$21	$22	$13
Commercial real estate	174	72	49	66	136	197	295	345	397	214	315	384	371
Mortgage:
National City Mortgage	7,069	7,442	8,271	8,334	8,277	7,360	7,536	8,194	8,238	8,170	9,092	9,259	9,289
First Franklin	2,920	3,408	3,314	2,688	2,665	2,488	1,682	1,997	2,491	2,773	2,658	2,123	1,958
National City Home Loan Services (formerly Altegra)	—	—	—	—	—	—	—	—	—	—	71	144	—
Provident PCFS	—	—	—	—	—	—	—	—	2	2	3	3	—

Total mortgage loans held for sale	9,989	10,850	11,585	11,022	10,942	9,848	9,218	10,191	10,731	10,945	11,824	11,529	11,247
Automobile loans held for securitization	2,178	—	—	—	—	—	—	—	—	—	—	—	—
Credit card loans	207	—	—	426	420	214	—	—	—	—	—	—	—
Home equity lines of credit	—	47	—	—	—	—	—	—	—	—	—	—	—
Student loans	3	4	8	6	2	—	—	—	—	—	—	—	—

Total loans held for sale or securitization	$12,584	$11,000	$11,659	$11,545	$11,512	$10,268	$9,533	$10,545	$11,137	$11,176	$12,160	$11,935	$11,631

LIABILITIES

Deposits:
Noninterest bearing	$17,809	$17,844	$18,336	$18,905	$18,865	$18,483	$17,949	$18,885	$18,475	$17,686	$18,203	$18,726	$19,309
NOW and money market accounts	28,115	27,963	28,046	28,237	28,409	28,522	28,571	29,093	29,345	29,145	29,260	29,730	29,893
Savings accounts	2,185	2,211	2,250	2,303	2,356	2,402	2,418	2,456	2,478	2,548	2,567	2,634	2,744
Consumer time	20,115	19,688	19,567	19,332	18,770	18,479	18,126	17,819	17,459	17,197	16,914	16,739	16,669

Core deposits	68,224	67,706	68,199	68,777	68,400	67,886	67,064	68,253	67,757	66,576	66,944	67,829	68,615
Other	6,753	7,253	7,352	7,105	6,612	6,190	5,156	5,053	4,908	4,895	4,821	4,822	5,183
Foreign	9,479	9,510	8,680	9,612	9,523	7,569	7,861	6,851	7,714	8,882	11,957	11,882	9,983

Total deposits	$84,456	$84,469	$84,231	$85,494	$84,535	$81,645	$80,081	$80,157	$80,379	$80,353	$83,722	$84,533	$83,781

Federal funds borrowed and security repurchase agreements	$8,986	$7,953	$7,645	$8,200	$8,072	$6,353	$5,902	$5,981	$6,839	$6,984	$7,553	$7,623	$6,846
Borrowed funds	2,401	3,124	3,585	1,514	1,318	2,232	2,523	2,820	1,563	1,607	1,298	1,270	1,507
Long-term debt	31,394	32,501	33,105	33,094	33,311	33,663	34,938	34,470	33,435	32,190	29,475	28,527	29,284
Memo:
Noninterest bearing mortgage escrow principal and interest (P&I) balances	$2,530	$2,680	$2,955	$3,194	$3,022	$2,815	$2,599	$2,928	$2,781	$2,462	$2,673	$3,017	$3,168
Noninterest bearing mortgage escrow taxes and insurance (T&I) balances	1,460	1,569	1,536	1,524	1,519	1,467	1,394	1,358	1,293	1,210	1,159	1,202	1,436
Noninterest bearing mortgage escrow replacement reserve (NRR) balances	122	121	118	122	123	119	114	114	99	108	102	107	118
Interest bearing mortgage escrow replacement reserve (IRR) balances	134	134	132	152	129	147	124	139	132	143	139	132	126
Interest bearing home equity lines of credit (HELOC) custodial balances	18	—	—	—	—	—	—	—	—	—	—	—	—
Noninterest bearing deposits excluding P&I, T&I, and NRR balances	13,697	13,474	13,727	14,065	14,201	14,082	13,842	14,485	14,302	13,906	14,269	14,400	14,587
Core deposits excluding P&I, T&I, NRR, IRR, and HELOC custodial balances	63,960	63,202	63,458	63,785	63,607	63,338	62,833	63,714	63,452	62,653	62,871	63,371	63,767

*	See note on Summary of Presentation Changes

Unaudited
National City Corporation
Mid-Quarter Update to Financial Supplement
CAPITALIZATION (Period End)
(In millions, except per share and employee data)

	November	October	September	August	July	June	May	April	March	February	January	December	November
	2005	2005	2005	2005	2005	2005	2005	2005	2005	2005	2005	2004	2004

COMMON STOCK ROLLFORWARD

Beginning balance	619.3	628.9	634.8	637.6	636.7	636.4	636.7	637.8	640.1	646.0	646.7	651.5	655.4
Shares issued under stock award plans	.4	.1	.4	.7	1.4	.9	.6	.4	.6	.2	.7	.4	.5
Shares issued for PRIDES conversions	—	—	—	.4	—	1.2	.2	.8	2.1	—	1.7	—	—
Shares repurchased under repurchase authorizations	(4.6)	(9.7)	(6.3)	(3.9)	—	(1.4)	(1.1)	(2.2)	(5.0)	(6.0)	(2.9)	(5.1)	(4.4)
Shares exchanged for stock award plans	(.1)	—	—	(.1)	(.5)	(.4)	—	—	(.1)	(.1)	(.2)	(.1)	—
Other	—	—	—	.1	—	—	—	(.1)	.1	—	—	—	—

Ending Balance	615.0	619.3	628.9	634.8	637.6	636.7	636.4	636.7	637.8	640.1	646.0	646.7	651.5

COMMON STOCK REPURCHASE ACTIVITY

Number of common shares repurchased	4.6	9.7	6.3	3.9	—	1.4	1.1	2.2	5.0	6.0	2.9	5.1	4.4
Average price per share of repurchased common shares	$32.70	$32.64	$34.79	$36.12	—	$33.85	$33.94	$33.55	$34.75	$35.90	$35.86	$37.10	$38.33
Total cost	$150.4	$315.5	$216.2	$142.4	—	$49.0	$36.4	$73.8	$173.2	$216.8	$104.0	$189.3	$168.2
Common shares remaining under authorization(1)	34.0	38.6	8.3	14.6	18.5	18.5	19.9	21.0	23.2	28.2	34.2	37.1	17.2
Shares outstanding:
Average basic	615.7	623.8	633.0	637.3	637.2	636.8	636.4	637.4	638.4	642.8	647.8	648.4	653.4
Average diluted	622.8	630.4	641.6	646.5	645.9	644.0	644.1	644.2	646.5	652.9	658.2	660.8	667.2

(1)	In October 2005, National City’s Board of Directors authorized the repurchase of an additional 40 million shares of issued and outstanding common stock. This new authorization is incremental to the December 2004 share repurchase authorization, for 25 million shares, which replaced all previous share authorizations.
FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS(1)

	November	October	September	August	July	June	May	April	March	February	January	December	November
	2005	2005	2005	2005	2005	2005	2005	2005	2005	2005	2005	2004	2004

Line of business staff:
Consumer and Small Business Financial Services	12,617	12,707	13,048	13,267	13,272	13,344	13,204	13,140	13,183	13,253	13,102	13,079	12,791
Wholesale Banking	2,425	2,416	2,415	2,415	2,402	2,388	2,342	2,334	2,350	2,328	2,296	2,282	2,280
National City Mortgage	7,703	7,749	7,831	7,929	7,956	7,956	7,939	7,936	7,970	7,945	7,904	7,814	7,761
National Consumer Finance
First Franklin Financial Corporation	2,676	2,681	2,716	2,733	2,696	2,598	2,483	2,429	2,392	2,388	2,376	2,391	2,492
National City Home Loan Services	510	447	442	437	413	398	372	347	341	333	325	325	326
National Home Equity	504	507	514	525	517	497	480	460	448	429	431	415	412
National City Warehouse Resources	82	83	84	86	83	80	84	84	68	67	68	69	70

Total National Consumer Finance	3,772	3,718	3,756	3,781	3,709	3,573	3,419	3,320	3,249	3,217	3,200	3,200	3,300
Asset Management	1,526	1,519	1,518	1,538	1,551	1,568	1,529	1,518	1,524	1,527	1,530	1,517	1,514
Corporate support staff(2)	6,427	6,479	6,565	6,645	6,708	6,664	6,581	6,622	6,832	7,042	7,020	7,338	7,500

Total Employees	34,470	34,588	35,133	35,575	35,598	35,493	35,014	34,870	35,108	35,312	35,052	35,230	35,146

(1)	Represents period-end, active, full-time equivalent employees

(2)	Personnel expense associated with corporate staff are allocated to the lines of business either directly based on usage or indirectly as part of the general overhead allocation process

Unaudited
National City Corporation
Mid-Quarter Update to Financial Supplement
CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES PERFORMANCE MEASURES
($ in millions)

	November	October	September	August	July	June	May	April	March	February	January	December	November
	2005	2005	2005	2005	2005	2005	2005	2005	2005	2005	2005	2004	2004

Average Total Deposits(1)	$54,430	$53,893	$53,905	$53,884	$53,638	$53,369	$53,032	$53,053	$52,694	$52,115	$51,988	$52,062	$51,611
DEPOSIT ACCOUNT METRICS(1)(2)

Personal Deposits:
Noninterest Bearing Checking
Average total balance	$3,094	$3,134	$3,185	$3,191	$3,282	$3,264	$3,338	$3,497	$3,430	$3,355	$3,343	$3,296	$3,218
Number of accounts(3)	1,747	1,759	1,765	1,770	1,762	1,764	1,752	1,753	1,753	1,833	1,831	1,748	1,734

Interest Bearing Checking
Average total balance	$7,893	$7,845	$7,862	$7,881	$7,954	$7,992	$8,012	$8,210	$8,088	$7,995	$8,084	$8,150	$8,009
Number of accounts(3)	960	947	938	922	909	897	884	868	856	907	897	844	836

Money Market Savings
Average total balance	$13,256	$13,254	$13,343	$13,531	$13,705	$13,765	$13,893	$13,936	$14,078	$14,090	$14,055	$14,060	$14,117
Number of accounts(3)	768	757	748	739	728	710	691	675	659	643	622	584	557

Regular savings
Average total balance	$1,896	$1,923	$1,955	$2,011	$2,065	$2,114	$2,143	$2,163	$2,170	$2,140	$2,155	$2,154	$2,155
Number of accounts(3)	642	652	663	673	686	696	707	717	728	776	786	760	766

Business Deposits:
Average total balance	$8,569	$8,467	$8,392	$8,299	$8,199	$8,101	$7,861	$7,754	$7,786	$7,675	$7,771	$8,045	$7,974
Number of accounts(3)	384	383	382	381	380	379	376	374	373	397	395	376	372

Time Deposits:
Average total balance	$19,464	$19,020	$18,907	$18,701	$18,160	$17,874	$17,524	$17,237	$16,888	$16,629	$16,338	$16,106	$15,886
Number of accounts(3)	1,004	996	985	989	976	967	960	947	930	992	981	902	887

CONSUMER LOAN PRODUCTION METRICS (# of loans)(2)

Installment loan originations:
Home equity(4)	1,879	2,148	1,939	3,556	2,676	2,020	1,675	1,339	2,216	1,793	1,335	2,485	2,065
Other(5)	969	1,075	1,253	1,673	1,405	1,616	1,527	1,277	1,258	1,368	1,340	1,288	1,584
Home equity and other lines of credit	5,527	6,466	7,326	7,016	7,261	7,667	6,840	7,642	7,361	4,998	4,635	7,477	6,061

Total consumer loan originations	8,375	9,689	10,518	12,245	11,342	11,303	10,042	10,258	10,835	8,159	7,310	11,250	9,710

BANK BRANCHES AND OTHER

Total bank branches	1,220	1,221	1,217	1,216	1,220	1,221	1,221	1,222	1,217	1,226	1,226	1,222	1,222
ATMs	1,934	1,933	1,930	1,933	1,931	1,933	1,931	1,938	1,928	1,937	1,958	1,948	1,948
Online banking customers	1,261,859	1,242,613	1,224,089	1,197,112	1,163,100	1,135,539	1,106,901	1,085,084	1,062,707	1,038,882	1,023,818	1,014,403	1,005,659

(1)	Restated to reflect the reassignment of certain deposits to the Wholesale Banking line of business and the reclassification of certain Wayne Bancorp deposit balances into the fourth quarter of 2004 results of Consumer and Small Business Financial Services.

(2)	Excludes Dealer Finance, Education Finance, and National City Card Services. Additionally, home equity loans generated by the National Home Equity division of the National Consumer Finance line of business are excluded from the consumer loan production metrics.

(3)	Represents period-end number of accounts in thousands.

(4)	Represents closed-end home equity installment loans included in real estate residential portfolio loans on the consolidated balance sheet.

(5)	Includes automobile, truck, boat, recreational vehicle, and other secured installment loans.

Unaudited
National City Corporation
Mid-Quarter Update to Financial Supplement
ASSET MANAGEMENT PERFORMANCE MEASURES
($ in millions)

	November	October	September	August	July	June	May	April	March	February	January	December	November
	2005	2005	2005	2005	2005	2005	2005	2005	2005	2005	2005	2004	2004

ASSETS UNDER ADMINISTRATION

Managed assets:
Value at beginning of period	$63,914	$65,084	$64,831	$64,298	$63,288	$63,235	$62,480	$63,606	$65,047	$63,717	$65,649	$64,533	$64,345
Acquisition	—	—	—	—	—	—	—	—	—	—	—	—	—
Estimated change due to market impact	1,146	(488)	243	(122)	821	228	960	(65)	(591)	809	(619)	944	994
Other activity, net	(770)	(682)	10	655	189	(175)	(205)	(1,061)	(850)	521	(1,313)	172	(806)

Value at end of period	64,290	63,914	65,084	64,831	64,298	63,288	63,235	62,480	63,606	65,047	63,717	65,649	64,533

Non-managed assets:
Value at beginning of period	41,546	42,151	42,439	43,020	42,239	42,383	41,991	42,490	43,311	42,528	43,128	43,237	43,992
Acquisition	—	—	—	—	—	—	—	—	—	—	—	—	—
Estimated change due to market impact	896	(713)	(299)	(159)	1,128	(24)	738	(347)	(604)	630	(844)	866	820
Other activity, net	(213)	108	11	(422)	(347)	(120)	(346)	(152)	(217)	153	244	(975)	(1,575)

Value at end of period	42,229	41,546	42,151	42,439	43,020	42,239	42,383	41,991	42,490	43,311	42,528	43,128	43,237

Total assets at end of period	$106,519	$105,460	$107,235	$107,270	$107,318	$105,527	$105,618	$104,471	$106,096	$108,358	$106,245	$108,777	$107,770

Proprietary mutual fund assets (included above)	$11,567	$11,653	$11,900	$11,953	$11,936	$12,254	$12,084	$12,058	$12,444	$12,763	$12,794	$13,483	$13,450
MORTGAGE BANKING STATISTICS
($ in millions)

	November	October	September	August	July	June	May	April	March	February	January	December	November
	2005	2005	2005	2005	2005	2005	2005	2005	2005	2005	2005	2004	2004

PRODUCTION DATA

Applications:(1)
National City Mortgage (NCM)	$6,029	$6,330	$7,244	$8,023	$8,113	$9,956	$8,349	$8,419	$8,346	$8,585	$7,469	$7,694	$7,984
First Franklin	3,711	4,100	4,737	4,811	4,665	5,813	4,814	3,601	4,420	3,225	3,088	3,607	3,748

Total Applications	$9,740	$10,430	$11,981	$12,834	$12,778	$15,769	$13,163	$12,020	$12,766	$11,810	$10,557	$11,301	$11,732

Percentage of NCM applications represented by refinances	50%	53%	55%	52%	52%	56%	49%	45%	47%	56%	56%	57%	55%

Originations:
NCM Retail	$2,462	$2,710	$2,828	$3,378	$3,078	$3,346	$2,993	$2,693	$2,874	$2,231	$2,149	$2,684	$2,729
NCM Wholesale	1,392	1,790	2,118	2,705	2,511	2,370	1,962	2,024	2,784	2,337	2,599	2,980	2,892
Less: portfolio loan originations(2)	(423)	(465)	(460)	(584)	(494)	(583)	(566)	(522)	(496)	(378)	(353)	(437)	(457)

Total NCM originations for sale	3,431	4,035	4,486	5,499	5,095	5,133	4,389	4,195	5,162	4,190	4,395	5,227	5,164
Total First Franklin loan originations	2,203	2,580	2,764	3,005	3,017	3,430	2,479	2,150	2,335	1,685	1,585	2,234	2,347
Less: portfolio loan originations	(654)	(560)	(295)	(319)	(1,244)	(1,388)	(992)	(855)	(846)	(152)	(664)	(772)	(813)

Total First Franklin originations for sale	1,549	2,020	2,469	2,686	1,773	2,042	1,487	1,295	1,489	1,533	921	1,462	1,534

Total Loans Originated For Sale	$4,980	$6,055	$6,955	$8,185	$6,868	$7,175	$5,876	$5,490	$6,651	$5,723	$5,316	$6,689	$6,698

Percentage of NCM originations represented by refinances	51%	54%	51%	53%	51%	47%	47%	49%	57%	58%	57%	55%	57%
Percentage of First Franklin originations represented by refinances	33%	33%	27%	29%	28%	28%	31%	34%	36%	39%	39%	34%	37%

LOAN SALES

NCM loans sold servicing retained	$2,863	$4,579	$4,558	$4,382	$4,174	$4,065	$3,813	$4,451	$3,999	$4,302	$4,787	$4,341	$4,451
NCM loans sold servicing released	242	164	177	159	162	163	183	127	130	126	162	136	154

Total NCM loan sales	3,105	4,743	4,735	4,541	4,336	4,228	3,996	4,578	4,129	4,428	4,949	4,477	4,605
First Franklin loans sold servicing retained	1,530	3,020	3,219	415	1,944	1,481	—	847	1,080	—	796	970	949
First Franklin loans sold servicing released	—	—	—	—	—	—	1,259	559	1,455	—	1,141	330	382

Total First Franklin loan sales	1,530	3,020	3,219	415	1,944	1,481	1,259	1,406	2,535	—	1,937	1,300	1,331

Total Mortgage Loan Sales	$4,635	$7,763	$7,954	$4,956	$6,280	$5,709	$5,255	$5,984	$6,664	$4,428	$6,886	$5,777	$5,936

SERVICING DATA

NCM mortgage loans serviced for third parties	$159,040	$159,230	$158,039	$157,067	$157,159	$156,938	$157,082	$156,646	$155,087	$155,781	$154,142	$152,367	$152,365
First Franklin mortgage loans serviced for third parties	15,105	13,799	10,958	7,895	7,633	5,804	4,437	4,506	3,722	2,677	2,697	1,913	949

Total Mortgage Loans Serviced for Third Parties	$174,145	$173,029	$168,997	$164,962	$164,792	$162,742	$161,519	$161,152	$158,809	$158,458	$156,839	$154,280	$153,314

(1)	Includes loans originated for sale and to be held in portfolio

(2)	Primarily represents home equity loans originated for the National Home Equity business unit

Unaudited
National City Corporation
Mid-Quarter Update to Financial Supplement
FIRST FRANKLIN ORIGINATION AND PORTFOLIO STATISTICS(1)
($ in millions)

	November	October	September	August	July	June	May	April	March	February	January	December	November
	2005	2005	2005	2005	2005	2005	2005	2005	2005	2005	2005	2004	2004

PRODUCTION DATA

Originations:
Total First Franklin originations	$2,203	$2,580	$2,764	$3,005	$3,017	$3,430	$2,479	$2,150	$2,335	$1,685	$1,585	$2,234	$2,347
Weighted-average note rate	7.83%	7.52%	7.37%	7.25%	6.99%	6.96%	7.07%	7.13%	6.97%	7.04%	7.01%	6.95%	6.88%
Weighted-average credit score(2)	652	654	657	658	659	658	655	654	654	651	651	653	652

Sales:
Total sales of First Franklin loans to third parties	$1,530	$3,020	$3,219	$415	$1,944	$1,481	$1,259	$1,406	$2,535	—	$1,937	$1,300	$1,331
Total production revenue**	18	23	7	14	20	30	24	25	52	$(6)	29	14	18

PORTFOLIO STATISTICS(3)

Period-end portfolio balance	$18,801	$19,046	$19,490	$19,947	$19,560	$18,880	$18,621	$18,344	$18,131	$18,706	$18,519	$18,260	$18,597
Weighted-average note rate	7.12%	7.04%	6.97%	6.89%	6.85%	6.81%	6.79%	6.77%	6.77%	6.75%	6.74%	6.76%	6.85%
Weighted-average loan size	$111,752	$113,700	$116,404	$119,340	$120,756	$122,336	$123,469	$124,351	$124,384	$126,423	$127,577	$126,680	$121,520
Weighted-average credit score(2)(4)	652	652	652	652	651	651	651	650	648	648	648	648	649
First-lien weighted-average loan-to-value ratio(5)	77.58%	77.60%	77.66%	77.71%	77.69%	77.66%	77.64%	77.65%	77.64%	77.76%	77.76%	77.78%	77.79%

(1)	First Franklin loans are nonconforming residential real estate loans originated by First Franklin Financial Corp., a wholly-owned subsidiary of National City Corporation and a division of the National Consumer Finance line of business.

(2)	Represents the Fair Isaac Corporation FICO® score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO® scores from third-party credit bureaus.

(3)	These loans are retained in the residential real estate portfolio.

(4)	Based upon most recent available FICO® score for borrowers. FICO® scores are updated quarterly.

(5)	Based upon period-end first-lien mortgage loan balance divided by the most recent obtained value of the underlying mortgaged property.

**	See note on Summary of Presentation Changes